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  SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION

                CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND
           CREDIT SUISSE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                     CREDIT SUISSE WARBURG PINCUS FOCUS FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

In addition, effective on or about December 12, 2001, the following change will be implemented for the Municipal Bond and Focus Funds ONLY:

     - The fund's Institutional Class of shares will be closed to new investments, except for reinvestment of dividends. Institutional Class shareholders as of the close of business on December 12, 2001 may continue to hold Institutional Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Institutional Class shares through any of the methods described in the Prospectus.

Effective on or about December 12, 2001, the following change will be implemented for the Focus Fund ONLY:

     -   The fund's name will be changed to Credit Suisse Select Equity Fund.

Dated: November 8, 2001                                           CSISB-16-1101